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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):     JANUARY 15, 2002



                         KANEB PIPE LINE PARTNERS, L.P.
               (Exact name of registrant as specified in charter)


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
       DELAWARE                           1-5083                          75-2287571
(State of Incorporation)           (Commission File No.)      (I.R.S. Employer Identification No.)


         2435 NORTH CENTRAL EXPRESSWAY
               RICHARDSON, TEXAS                                 75080
   (Address of Principal Executive Offices)                    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4000


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ITEM 5. OTHER EVENTS.

         On April 12, 1999, Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-76067) (the "Registration Statement"). The Commission declared the Registration Statement effective on June 25, 1999. On January 15, 2002, the Partnership entered into an Underwriting Agreement relating to the offering of up to 1,400,000 units representing limited partner interests in the Partnership (the "Units"), including an over-allotment option to purchase 150,000 units. On January 16, 2002, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.3 and 23.4 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

          1.1  -  Underwriting Agreement.

          5.1  -  Opinion of Fulbright & Jaworski L.L.P.

          8.1  -  Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

          23.3 - Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

          23.4 - Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                       KANEB PIPE LINE PARTNERS, L.P.

                                       By: Kaneb Pipe Line Company LLC,
                                           General Partner


Dated as of January 17, 2002           /s/ EDWARD D. DOHERTY
                                       -------------------------------------------------
                                       Edward D. Doherty
                                       Chairman of the Board and Chief Executive Officer
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                                INDEX TO EXHIBITS


 1.1      -       Underwriting Agreement.

 5.1      -       Opinion of Fulbright & Jaworski L.L.P.

 8.1      -       Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.3      -       Consent of Counsel (the consent of Fulbright & Jaworski L.L.P.
                  to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.4      -       Consent of Counsel (the consent of Fulbright & Jaworski L.L.P.
                  to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).